EXHIBIT 99.2

3rd Quarter 2004 Financial Results July 20, 2004 Safe Harbor Statement: Johnson Controls has made forward-looking statements in this presentation pertaining to its financial results for fiscal 2004 that are based on preliminary data and are subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future risks and may include words such as “believes,” “expects,” “anticipates” or similar expressions. For those statements, the company cautions that numerous important factors, such as automotive vehicle production levels and schedules, the strength of the U.S. or other economies, currency exchange rates, cancellation of commercial contracts, as well as those factors discussed in the company’s Form 8-K (dated January 7, 2004) could affect the company’s actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the company.

Agenda Overview and Battery Investment John Barth — Chairman and CEO Q3 Business Results Denise Zutz — VP Communication Q3 Financial Review/Full-Year Outlook Steve Roell — Sr. VP and CFO Q&A

Third-Quarter Overview Record sales and earnings Sales growth of 14% — excluding foreign exchange, up 11% Increased penetration of both automotive and controls markets Operating income up 15% Diluted earnings per share growth of 15% — $1.15 versus $1.00 Strengthened financial position — debt/cap declined to 31.6%

Third-Quarter Business Performance Automotive • Continue to outperform vehicle production rates due to new seating and interiors business and customer diversity • Performing in line with our expectations in all world regions • European margin improvement continues — year over year and Q3 over Q2 • Sequential improvement in North American interiors margin as mix of new volume declined and launch efficiency improved • Strong battery performance more than offsets lead cost pressures Controls • Revenue growth in all major lines of business: systems, services, facility management • Improved performance over Q2 as investments more aligned with growth • Europe and Asia achieved improved results • Good order growth — in technical services and in difficult construction markets

2004 Overview Pleased with achievements through first nine months — Sales up 19% — strong 13% increase even without FX benefit — Operating income up 11% — Net income up 18% — Pricing and raw material environment more difficult than anticipated at start of year — Johnson Controls people, as always, have responded by accelerating our commitments to continuous improvement Expect full year 2004 to set records —58th straight year of sales growth —14th consecutive year of increased earnings Success enables Johnson Controls to reinvest — Take advantage of growth opportunities to benefit customers and employees — Increase our competitiveness — Strengthen our global leadership team — Sustain our positive track record for shareholder returns

Acquire Balance of Mexican/SA Battery JV Purchase Grupo Imsa’s 51% interest JCI is its major customer Key to our continued growth in North and South America — Excellent quality — High customer satisfaction Transaction — Pay $525M including debt, subject to adjustments — Closing in fall 2004, pending regulatory approvals — Accretive to 2005 earnings — Meet ROIC target in 3-4 years Joint Venture •1998 partnership with Grupo IMSA • Leading battery supplier to Mexico and S. America • Strongest brands in Mexico and South America — LTH, America • Five manufacturing plants and one lead smelter •3,100 employees •Grupo Imsa reported 2003 battery —Sales $429 million —Operating income $88M

Third Quarter 2004
Automotive Group Sales

(in millions)

2004	2003	Change	Change ex FX
$5,272	$4,545	+16%	+13%

North America

Interiors sales up 7%

- Industry production up 0.5%
- JCI vehicles:

+	-
Ford F-150, Expedition/ Navigator, Focus, Town Car,	***GM*** TrailBlazer, minivans, GMT 800, Grand Prix, Aztec/Rendevouz
Nissan Quest, Titan, QX56, Armada, Altima	***DCX*** Grand Cherokee, Liberty, M-Class
Toyota Camry, RX330, Tundra, Corolla/Matrix	***Ford*** LS, Ranger
	Honda Accord

Battery sales up 10%

- Unit shipments flat
- Lead pass-throughs

Europe

Interiors sales up 28%

- Sales up 21% excluding FX
- Industry production up slightly
- JCI vehicles:

+
Ford/Volvo Ford Focus, Ka; Volvo XC90
BMW X3
GM Opel Astra
VW Golf
DCX Smart, A-Class

Battery sales up more than 25%

- Unit shipments up 5 - 10%

Third Quarter 2004 Automotive Group Operating Income ($s in millions) 2004 2003 Change $286.4 $243.7 +18% North America Europe Comparable interiors margin Interiors margin up • Lower margins on new business • Operational efficiencies deliver 3% ROS • Lower volumes on some higher margin, mature platforms • Net engineering slightly higher • Higher engineering, net of • Higher launch costs offset by recoveries restructuring benefits • Cost reduction/quality improvement (Six Sigma etc.) Battery margin up • Positive volume Comparable battery margin • Consolidation synergies offset • Cost reductions offset higher higher lead costs lead costs

Third Quarter 2004 Controls Group Sales ($s in millions) 2004 2003 Change Change ex FX $1,520 $1,415 +7% +5% North America Europe Sales +5% Sales +11% • New construction up 15% • Revenues up 5% ex FX reflecting strong order growth in • Increased sales in all lines of prior quarter business, especially • Systems renovation down 5% construction • Technical services up 5-10% • Positive trends in France • Strong commercial facility and Eastern Europe management sales — up 15-20% • Federal facility management lower

Third Quarter 2004 Controls Group Operating Income ($s in millions)2004 2003 Change $78.3 $72.6 +8% North America Europe Margin slightly lower than Margin increase prior year Improved performance, • Strength of construction sales at particularly France lower margins • Below group average • Lower renovation/performance contracting sales • Growth in higher margin technical services • Commercial facility management sustaining 50-100 bp of margin improvement YTD • Restructuring benefits

Controls Group Backlog* (at June 30,) 2004 2003Change $1.843B$1.779B +4% • Strong NA systems orders from education, health care, pharmaceuticals and airports
• Overall construction markets remain weak and highly competitive • Delayed Federal authorization for Energy Saving Performance Contracts — over $100M orders on hold • Good technical service growth — outlook improving — Q4 is peak NA renewal period — Europe and Asia gaining traction * Includes uncompleted systems and technical services contracts; excludes facilities management Order Highlights • Northwest Community Hospital (Chicago) • City of Richmond renovation • NY/NJ Port Authority energy management • Lindenhurst Public Schools • University of Massachusetts • St. Lukes Health System • La Poste (France)

Investment in Battery JV $525M purchase price including debt Current JV accounting treatment Expect incremental 2005 sales of • Not consolidated approximately $250M • Reflect JCI purchases in JCI sales Accretive to results in FY 2005 • Equity income a reduction of cost of Fund initially with short-term debt sales Achieve ROIC target due to current earnings and synergies

Third Quarter 2004 Financial Highlights (in millions) 2004 2003 Change Sales $6,792$5,96014% Gross profit 908 8359% 13.4% 14.0% SG&A 543 5195% 8.0% 8.7% Operating income$365$31615% 5.4% 5.3%

Third Quarter 2004 Financial Highlights (in millions) 2004 2003 Change % Change Operating income$365$316$4915% Net interest expense (21) (23) 2 Equity income 18 15 3 Miscellaneous — net (22) (12) (10) Other expense (25) (20) (5) Income before taxes/minority interests 340 296 4415% Provision for income taxes 99 92 7 effective rate29%31% Minority interests in net earnings of subs 19 14 5 Net income$222$190$3217% Equity income: automotive JVs in China Miscellaneous — net: bond redemption and FX losses Tax rate: foreign tax planning (consistent with guidance) Minority interests: automotive JVs in NA

YTD 2004 Cash Flow ($s in millions) June 30, 2004 Net income$545 Depreciation/amortization$451 Capital expenditures ($623) Change in working capital$29 Total debt-to-total capitalization31.6% vs. 35.6% at September 30, 2003

2004 Fourth-Quarter Expectations Automotive Group Controls Group Vehicle Production4th Quarter • Good revenue growth, especially in North America facilities management +1% to 2% Europe • Continue Europe’s improved performance • Modest NA interiors sales growth • Strong European interiors revenue Orders growth • ESPC authorization on the “wire” (Sept. • Double-digit battery growth 30) • Sustain European improvement • Double-digit technical services • Construction pipeline improving

2004 Full Year Guidance April 2004 Guidance Current Guidance Sales +13 — 15% + 14-16% Automotive +13 - 18% Unchanged Controls +10 — 12% Unchanged Operating margin Automotive Level to slightly below prior year Unchanged Controls Slightly below prior year Unchanged Operating income Double-digit increase Unchanged

2004 Guidance (in millions) April Guidance Current Guidance Net interest expense$105-110 Unchanged Effective income tax rate29% (a) Unchanged Minority interests$75-80 Unchanged Depreciation$600-620 Unchanged Capital expenditures$750$800 Total debt-to-total capitalization Below 30% Unchanged (b) Capital Expenditures • Timing of automotive investments (a) Excluding $17M benefit in first quarter (b) Assumes battery investment announced July 19, 2004 is completed after September 30, 2004

Fiscal 2004 Achieve Financial Expectations • Sales: +14% to 16% • Double-digit increases — Operating income — EPS • Strengthened financial position Focal Points • European interiors profitability improvement Provide fiscal 2005 • European battery integration guidance on October 8, 2004 • Offset automotive pricing pressures • Grow/maintain share in difficult construction market for controls • Invest to achieve double-digit growth in technical services • Tax rate reduction